                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 3, 2006
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                  001-13403                 84-1032638
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code    (816) 584-5000
                                                       -------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On March 3, 2006,  the  Compensation  Committee of American  Italian  Pasta
Company (the  "Company")  authorized  the grant as of March 6, 2006,  of 237,932
shares  of  restricted  stock  to  18  employees  of  the  Company,   and  stock
appreciation rights representing  894,144 shares of common stock to 53 employees of the Company. Mr. George Shadid,  Executive Vice President and Chief Financial
Officer,  received  a grant of  38,619  shares of  restricted  stock and a stock appreciation  right with  respect to 51,986  shares of common  stock.  Mr.  Walt
George, Executive Vice President,  Operations and Supply Chain, received a grant of 33,433 shares of restricted stock and a stock appreciation right with respect
to  45,006  shares  of  common  stock.   The  restricted  stock  and  the  stock
appreciation  rights  vest 50%  ratably  over four  years and 50% on the  fourth anniversary  of the grant date. The stock  appreciation  rights have an exercise price of $5.50 per share. The restricted stock and the stock appreciation rights were granted pursuant to the Company's 2000 Equity Incentive Plan, as amended.

     In connection with these grants,  the Compensation  Committee  approved new forms of award  agreements  for the  restricted  stock  and  stock  appreciation rights.  The form of  Restricted  Stock  Agreement  is attached at Exhibit  10.1 hereto and incorporated by reference herein,  and the form of Stock Appreciation
Right Award  Agreement  is attached as Exhibit 10.2 hereto and  incorporated  by reference herein.

Item 3.02  Unregistered Sales of Equity Securities.

     Because the Company is not current in its filings with the  Securities  and
Exchange  Commission,  its Form S-8  Registration  Statement with respect to the
2000  Equity  Incentive  Plan  may  not  be  considered   currently   effective.
Accordingly,  the grant of restricted  stock discussed in Item 1.01 may not have been  pursuant to a currently  effective  Form S-8  Registration  Statement.  In addition,  on February 16, 2006,  the Company issued 33,733 shares of restricted stock to its outside  directors under the 2000 Equity  Incentive Plan as partial payment for their annual retainer.  No consideration was paid for the restricted stock by the employees or directors.  If it were to be determined that the grant of  restricted  stock  constituted  a sale  under  the  Securities  Act of 1933, registration  or an  applicable  exemption  would be required.  In the event the grants of such  restricted  stock were to be deemed a sale under the  Securities
Act of 1933, the restricted stock was issued by the Company in reliance upon the exemption from registration  provided by Section 4(2) of the  Securities  Act of
1933.

Item 9.01  Financial Statements and Exhibits.

     (d)  Exhibits.

     10.1 Form of Restricted Stock Agreement.

     10.2 Form of Stock Appreciation Right Award Agreement.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: March 8, 2006                AMERICAN ITALIAN PASTA COMPANY

                                            By:  /s/ George D. Shadid
                                               --------------------------
                                                     George D. Shadid
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number         Description

    10.1               Form of Restricted Stock Agreement.

    10.2               Form of Stock Appreciation Right Award Agreement.